UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 293-1000
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 11, 2011, our Board of Directors amended and restated our By-Laws. Article III, Section 1 (a)(i) was modified to remove the prohibition on employees being elected to the Board once they have reached the age of 65. The preceding summary of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws filed as Exhibit 3.1 and incorporated by reference herein. The By-Law amendments are effective as of May 11, 2011. A complete copy of our Amended and Restated By-Laws, as amended, are attached as Exhibit 3.1 and incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
ConocoPhillips held its annual stockholders meeting on May 11, 2011. A brief description of each proposal and the voting results are summarized below.
A Company proposal to elect 13 directors:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Richard L. Armitage	1,024,106,526	39,769,416	4,938,357	175,831,858
Richard H. Auchinleck	990,681,149	73,155,649	4,977,501	175,831,858
James E. Copeland, Jr.	1,019,783,918	43,876,178	5,154,203	175,831,858
Kenneth M. Duberstein	1,004,782,489	58,920,705	5,111,105	175,831,858
Ruth R. Harkin	1,025,352,504	38,545,637	4,916,158	175,831,858
Harold W. McGraw III	943,524,579	120,068,233	5,221,487	175,831,858
James J. Mulva	1,008,839,069	55,316,155	4,659,075	175,831,858
Robert A. Niblock	983,259,883	80,382,557	5,171,859	175,831,858
Harald J. Norvik	1,020,833,614	42,756,235	5,224,450	175,831,858
William K. Reilly	1,015,868,956	47,749,326	5,196,017	175,831,858
Victoria J. Tschinkel	1,018,641,184	45,256,270	4,916,845	175,831,858
Kathryn C. Turner	988,887,954	75,012,823	4,913,522	175,831,858
William E. Wade, Jr.	984,648,347	79,184,632	4,981,320	175,831,858
A Company proposal to ratify the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2011:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	1,127,553,667	113,314,655	3,777,835	—

A Company proposal for stockholders to provide an advisory approval of the compensation of our Named Executive Officers:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Advisory Approval of the Compensation of our Named Executive Officers	624,929,657	435,776,509	8,108,133	175,831,858
A Company proposal for stockholders to indicate a preference on the frequency of the advisory vote to approve the compensation of our Named Executive Officers:

	Number of Shares
					Broker
	1 Year	2 Year	3 Year	Abstentions	Nonvotes

Advisory Indication of Preference of Frequency of Advisory Vote on Approval of Compensation of Named Executive Officers	738,562,543	19,500,356	222,714,507	29,353,124	232,276,903
A Company proposal to approve the 2011 Omnibus Stock and Performance Incentive Plan of ConocoPhillips:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Approval of 2011 Omnibus Stock and Performance Incentive Plan of ConocoPhillips	897,361,864	164,785,465	6,666,970	175,831,858
Stockholder proposals relating to the following matters:

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Gender Expression Non-Discrimination	269,289,744	617,569,022	181,955,533	175,831,858
Political Contributions	254,085,400	687,811,775	126,917,124	175,831,858
Report on Grassroots Lobbying Expenditures	246,225,277	686,683,428	135,905,594	175,831,858
Accident Risk Mitigation	70,853,388	841,737,236	156,223,675	175,831,858
Company Environmental Policy (Louisiana Wetlands)	56,096,217	869,652,935	143,065,147	175,831,858
Greenhouse Gas Reduction Targets	239,416,181	654,288,544	175,109,574	175,831,858

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes

Report on Financial Risks of Climate Change	70,778,425	841,961,178	156,074,696	175,831,858
Canadian Oil Sands	256,990,761	666,090,398	145,733,140	175,831,858
Membership in US Chamber of Commerce*	—	1,068,809,194	—	175,831,858

*	Proposal submitted from floor.
All 13 nominated directors were reelected and the appointment of the independent auditors was ratified. The compensation of the Company’s named executive officers in 2010 was approved and the future interval for future advisory votes on executive compensation with the most support was 1 year. The 2011 Omnibus Stock and Performance Incentive Plan was approved. The nine stockholder proposals presented were not approved.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description

3.1	Amended and Restated By-Laws of ConocoPhillips, as amended and restated on May 11, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
/s/ Janet Langford Kelly
May 17, 2011	Janet Langford Kelly
Senior Vice President, Legal, General Counsel and Corporate Secretary